UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2006

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106

(Address of principal executive offices)	(Zip Code)
(816) 234-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment or Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Stock Appreciation Rights Agreement
Restricted Stock Award Agreement

Item 1.01 Entry into a Material Definitive Agreement
     On February 17, 2006 the Company’s Board of Directors approved the recommendations of the Compensation and Human Resources Committee with respect to the base salary for 2006 (effective April 1, 2006) and the payment of cash bonuses to the Company’s CEO and its other named executive officers in accordance with the Company’s Executive Incentive Compensation Plan. The Board also approved the Committee’s recommendations for the grant to those individuals of stock appreciation rights and restricted stock awards under the Company’s 2005 Equity Incentive Plan. The stock appreciation rights agreement and restricted stock award agreement pursuant to the 2005 Equity Incentive Plan are filed in this form as Exhibits 10.1 and 10.2.

				Stock	Restricted
		2006	2005 Cash	Appreciation	Stock
		Salary	Bonus	Rights	Award
Executive Officer	Title	$	$	#	#
David W. Kemper	Chairman, President & CEO	788,000	575,500	85,000	3,730
Jonathan M. Kemper	Vice Chairman	408,000	205,000	36,000	1,329
Seth M. Leadbeater	Vice Chairman	320,500	152,000	18,000	985
Charles G. Kim	Executive Vice President	295,000	135,000	15,000	875
Kevin G. Barth	Executive Vice President	295,000	150,000	15,000	972
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment or Principal Officers.
     On February 17, 2006, at its regularly scheduled meeting, the Board of Directors approved the nominees for the Class of 2009 submitted by the Committee on Governance/Directors. Mr. Giorgio Balzer, an incumbent director in the Class of 2006, noting his retirement as Chairman and Chief Executive Officer of Generali USA Life Reassurance Company, declined to stand for re-election. Therefore, Mr. Balzer’s term as a Director of the Company will expire with the election of the Class of 2009 at the annual meeting of shareholders on April 19, 2006.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.1	Commerce Bancshares, Inc. Stock Appreciation Rights Agreement

10.2	Commerce Bancshares, Inc. Restricted Stock Award Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By:	/s/ Jeffery D. Aberdeen

Jeffery D. Aberdeen
Controller (Chief Accounting Officer)
Date: February 23, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Commerce Bancshares, Inc. Stock Appreciation Rights Agreement

10.2	Commerce Bancshares, Inc. Restricted Stock Award Agreement